SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 17, 1999
                                                -------------------------------


                           GOLD BANC CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)


    KANSAS                           0-28936                    48-1008593
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


11301 Nall Avenue, Leawood, Kansas                                 66211
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (913) 451-8050
                                                  ------------------------------



                                      None
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          (Former name or former address, if changed since last report)



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Item 5.      Other Events.

     On December 10, 1998 Gold Banc Corporation, Inc. acquired all of the outstanding stock of Citizens Bancorporation, Inc. in a business combination accounted for as a pooling of interests. The stockholders of Citizens Bancorporation, Inc. received 3,969,598 shares of Gold Banc Corporation, Inc. common stock. Consolidated revenue and net income for the month ended January 31, 1999 were $7.8 million and $1.0 million respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Gold Banc Corporation, Inc.
                                                (Registrant)


DATE: February 17, 1999
      ----------------------            /s/ Keith E. Bouchey
                                        Keith E. Bouchey
                                        Executive Vice President and Chief
                                        Financial Officer